AMENDMENT NO. 16

to the

VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

Effective March 1, 2005

Between

JACKSON NATIONAL LIFE INSURANCE COMPANY of NEW YORK
("CEDING COMPANY")

and

ACE TEMPEST LIFE REINSURANCE LTD.
("REINSURER")

Effective December 12, 2011 and April 30, 2012, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to add new funds and record fund name changes. To effect these changes, the following provision of this Agreement are hereby amended:

- Schedule B-2, *Subaccounts Subject to this Reinsurance Agreement,* Amendment # 15, is hereby replaced by the attached Schedule B-2.

Jackson National Life Insurance Company of New York	ACE Tempest Life Reinsurance Ltd.
By ________	By ________
Name _Lisa C. Drake________	Name Alberto Aatmezquina
Title ___SVP & Chief Actuary________	Title SVP & Chief Actuary
Date _03/12/12________	Date 03/13/12.

SCHEDULE B-2

Subaccounts Subject to this Reinsurance Agreement

	Comment	Product Availability
ed Allocation Fund	New 4/30/2012	All
Small Capitalization Fund	New 5/3/2010	All
Allocation Fund	New 4/30/2012	All
orld Fund	New 5/3/2010	All
ional Fund	New 5/3/2010	All
-Income Fund	New 5/3/2010	All
hip Income and Growth Fund	New 5/3/2010	All
Bond Fund	New 5/3/2010	All
Securities Fund	New 1/16/2007 – Name changed from JNL/Credit Suisse Global Natural Resources effective 9/28/2009. Effective 10/11/2010, name changed from JNL/Credit Suisse Commodity Securities Fund.	All
ation Fund	New 10/11/2010	All
tructure Fund	New 12/12/2011	All
Balanced Fund	Name changed from JNL/FMR Balanced Fund effective 4/30/2007 and from JNL/FI Balanced Fund effective 12/3/2007	All
Diversified Research Fund	Name changed from JNL/Select Global Growth Fund effective 12/3/2007	All
nd	Name changed from JNL/Eagle Core Equity Fund effective 4/30/2012	All
Fund		All
Asia ex-Japan Fund	New 3/31/2008: Name changed from JNL/PAM Asia ex-Japan Fund effective 4/30/2012	All
China-India Fund	New 3/31/2008; Name changed from JNL/PAM China-India Fund effective 4/30/2012	All
nding Strategy	New 1/16/2007	All
bal Growth	New 1/16/2007	All
bal Multi-sector Bond Fund	New 12/12/2011	All
ome Fund	New 5/1/2006	All
rnational Small Cap Growth Fund	New 12/3/2007 – Name changed from JNL/Capital Guardian International Small Cap Fund effective 5/3/2010	All

	Comment	Product Availability
	New 1/16/2007	All
	New 5/2/05	All
	Name changed from JNL/Salomon Brothers Strategic Bond Fund effective 5/1/2006, from JNL/Western Strategic Bond Fund effective 1/16/2007, and from JNL/Western Asset Strategic Bond Fund effective 4/30/2007.	All
	New 10/6/2008	All
	New 5/2/05	All
	New 1/16/2007. Effective 10/11/2010, name changed from JNL/Credit Suisse Long/Short.	All
	New 4/6/2009	All
	New 4/6/2009	All
	New 4/6/2009	All
	New 4/6/2009	All
	Named changed from JNL/Putnam International Equity Fund on 5/2/05 and from JNL/JPM International Equity Fund on 12/3/2007. Effective 10/11/2010, name changed from JNL/AIM International Growth Fund	All
	Name changed from JNL/AIM Large Cap Growth Fund effective 10/11/2010.	All
	New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective 10/6/2008. Effective 10/11/2010, name changed from JNL/AIM Global Real Estate Fund	All
	Name changed from JNL/AIM Small Cap Growth Fund effective 10/11/2010.	All
	New 9/28/2009	All
		All
	Name changed from JNL/FMR Capital Growth Fund effective 5/1/2006, from JNL/FMR Mid-Cap Equity Fund effective 4/30/2007 and from JNL/FI Mid-Cap Equity Fund effective 12/3/2007. Also, the JNL/Putnam Midcap Growth Fund was merged into this fund effective 12/3/2007.	All
nd	Name changed from JNL/Salomon Brothers U.S. Govt. & Quality Bond Fund effective 5/1/2006, from JNL/Western U.S. Govt. & Quality Bond Fund effective 1/16/2007, and from JNL/Western Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.	All

Subacc

Fund Name
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth Allocation Fund
JNL/American Funds New World Fund
JNL/American Funds International Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds Blue Chip Income and Growth Fun
JNL/American Funds Global Bond Fund
JNL/ BlackRock Commodity Securities Fund
JNL/BlackRock Global Allocation Fund
JNL/Brookfield Global Infrastructure Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/DFA US Core Equity Fund
JNL/Eagle Small Cap Equity Fund
JNL/Eastspring Investments Asia ex-Japan Fund
JNL/Eastspring Investments China-India Fund
JNL/Franklin Templeton Founding Strategy
JNL/Franklin Templeton Global Growth
JNL/Franklin Templeton Global Multi-sector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth

	Product Availability
06	All
ged from JNL/Lazard Mid Cap Value Fund 31/2008	All
008	All
008	All
007	All
1/2006, the JNY version was merged into the n.	All
	All
	All
	All
012	All
2011	All
ged from JNL/Mellon Capital Management tor Fund on 5/2/2005.	All
008	All
	All
	All
007	All
30/2007, the JNL/Mellon Capital Management und , the JNL/Mellon Capital Management und , and the JNL/Mellon Capital Management und merged with this fund.	All
06	All
ged from JNL/Mellon Capital Management tical/Healthcare Sector Fund on 5/2/05	All
007.	All
008	All
007.	All
06	All
	All

Fund Name	Comment
JNL/Franklin Templeton Mutual Shares	New 1/16/2007
JNL/Franklin Templeton Small Cap Value Fund	New 5/2/05
JNL/Goldman Sachs Core Plus Bond Fund	Name changed Fund effective Fund effective Strategic Bond
JNL/Goldman Sachs Emerging Markets Debt Fund	New 10/6/2008
JNL/Goldman Sachs Mid Cap Value Fund	New 5/2/05
JNL/Goldman Sachs U.S. Equity Flex	New 1/16/2007 JNL/Credit Sui
JNL Institutional Alt 20 Fund	New 4/6/2009
JNL Institutional Alt 35 Fund	New 4/6/2009
JNL Institutional Alt 50 Fund	New 4/6/2009
JNL Institutional Alt 65 Fund	New 4/6/2009
JNL/ Invesco International Growth Fund	Named change Fund on 5/2/05 Fund on 12/3/2 from JNL/AIM
JNL/ Invesco Large Cap Growth Fund	Name changed effective 10/11
JNL/ Invesco Global Real Estate Fund	New 5/2/05, N Fund effective changed from
JNL/ Invesco Small Cap Growth Fund	Name changed effective 10/11
JNL/Ivy Asset Strategy	New 9/28/2009
JNL/JPMorgan International Value Fund	
JNL/JPMorgan Mid Cap Growth Fund	Name changed effective 5/1/2 effective 4/30/ effective 12/3/ Fund was mer
JNL/ JPMorgan U.S. Government & Quality Bond Fund	Name changed Quality Bond U.S. Govt. & from JNL/Wes effective 4/30/

Fund Name	Comment
JNL/Lazard Emerging Markets Fund	New 5/1/2006
JNL/Lazard Mid Cap Equity Fund	Name changed from JNL/Lazard Mid C effective 3/31/2008
JNL/M&G Global Basics Fund	New 10/6/2008
JNL/M&G Global Leaders Fund	New 10/6/2008
JNL/Mellon Capital Management 10 x 10 Fund	New 4/30/2007
JNL/Mellon Capital Management 25 Fund	Effective 5/1/2006, the JNY version wa JNL version.
JNL/Mellon Capital Management Bond Index Fund	
JNL/Mellon Capital Management Communications Sector Fund	
JNL/Mellon Capital Management Consumer Brands Sector Fund	
JNL/Mellon Capital Management Dow Jones U.S. Contrarian Opportunities Index Fund	New 4/30/2012
JNL/Mellon Capital Management Emerging Markets Index Fund	New 12/12/2011
JNL/Mellon Capital Management Oil & Gas Sector Fund	Name changed from JNL/Mellon Capit Energy Sector Fund on 5/2/2005.
JNL/Mellon Capital Management European 30 Fund	New 10/6/2008
JNL/Mellon Capital Management Financial Sector Fund	
JNL/Mellon Capital Management International Index Fund	
JNL/Mellon Capital Management Index 5 Fund	New 4/30/2007
JNL/Mellon Capital Management JNL 5 Fund	Effective 4/30/2007, the JNL/Mellon C Dow^{sm} 10 Fund , the JNL/Mellon Capit S&P® 10 Fund , and the JNL/Mellon C Global 15 Fund merged with this fund.
JNL/Mellon Capital Management JNL Optimized 5 Fund	New 5/1/2006
JNL/Mellon Capital Management Healthcare Sector Fund	Name changed from JNL/Mellon Capit Pharmaceutical/Healthcare Sector Func
JNL/Mellon Capital Management NYSE® International 25 Fund	New 4/30/2007.
JNL/Mellon Capital Management Pacific Rim 30 Fund	New 10/6/2008
JNL/Mellon Capital Management S&P ® SMid 60 Fund	New 4/30/2007.
JNL/Mellon Capital Management S&P ® 24 Fund	New 5/1/2006
JNL/Mellon Capital Management S&P 400 Mid Cap Index Fund	

Fund Name	Comment	Product Availability
JNL/Mellon Capital Management S&P 500 Index Fund	Effective 4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund was merged into this fund. Effective 9/28/2009, the JNL/PPM America Core Equity Fund was merged into this fund.	All
JNL/Mellon Capital Management Select Small-Cap Fund	Effective 5/1/2006, the JNY version was merged into the JNL version.	All
JNL/Mellon Capital Management Small Cap Index Fund	Effective 4/6/2009, the JNL/Lazard Small Cap Equity Fund was merged into this fund.	All
JNL/Mellon Capital Management Technology Sector Fund		All
JNL/Mellon Capital Management Dow SM Dividend	New 1/17/2006	All
JNL/Mellon Capital Management VIP Fund		All
JNL/Mellon Capital Mgmt Nasdaq 25® Fund	Name changed from JNL/Mellon Capital Nasdaq® 15 Fund effective 12/3/2007	All
JNL/Mellon Capital Mgmt Value Line 30® Fund	Name changed from JNL/Mellon Capital Management Value Line® 25 Fund effective 12/3/2007	All
JNL/Mellon Capital Management Global Alpha Fund	New 9/28/2009	All
JNL/Morgan Stanley Mid Cap Growth Fund	New 4/30/2012	All
JNL/Neuberger Berman Strategic Income Fund	New 4/30/2012	All
JNL/Oppenheimer Global Growth Fund		All
JNL/PIMCO Real Return	New 1/16/2007	All
JNL/PIMCO Total Return Bond Fund		All
JNL/PPM America Floating Rate Income Fund	New 5/2/2011	All
JNL/ PPM America High Yield Bond Fund	Name changed from JNL/Salomon Brothers High Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond Fund effective 4/30/2007.	All
JNL/PPM America Mid-Cap Value Fund	New 3/31/2008	All
JNL/PPM America Small Cap Value Fund	New 3/31/2008	All
JNL/PPM America Value Equity	Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007	All
JNL/Red Rocks Listed Private Equity Fund	New 10/6/2008	All
JNL/S&P 4 Fund	New 12/3/2007	All
JNL/S&P Competitive Advantage Fund	New 12/3/2007	All

Fund Name	Comment	Product Availability
JNL Disciplined Growth	New 1/16/2007 – Name changed from JNL/S&P Disciplined Growth effective 8/29/2011	All
JNL Disciplined Moderate	New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate effective 8/29/2011	All
JNL Disciplined Moderate Growth	New 1/16/2007 – Name changed from JNL/S&P Disciplined Moderate Growth effective 8/29/2011	All
JNL/S&P Dividend Income & Growth Fund	New 12/3/2007	All
JNL/S&P Intrinsic Value Fund	New 12/3/2007	All
JNL/S&P Managed Aggressive Growth Fund		All
JNL/S&P Managed Conservative Fund		All
JNL/S&P Managed Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2020 Fund and the JNL/S&P Retirement 2025 Fund were merged into this fund	All
JNL/S&P Managed Moderate Fund	Effective 9/28/2009, the JNL/S&P Retirement Income Fund was merged into this fund.	All
JNL/S&P Managed Moderate Growth Fund	Effective 9/28/2009, the JNL/S&P Retirement 2015 Fund was merged into this fund.	All
JNL/S&P Total Yield Fund	New 12/3/2007	All
JNL/T. Rowe Price Established Growth Fund	JNL/Alliance Capital Growth Fund was merged with this fund 5/2/05. JNL/Alger Growth Fund and JNL/Oppenheimer Growth Fund were merged with this fund on 4/30/2007.	All
JNL/T. Rowe Price Mid-Cap Growth Fund		All
JNL/T. Rowe Price Short Term Bond Fund	New 5/1/2006 – Name changed from JNL/Goldman Sachs Duration Bond Fund effective 9/28/2009	All
JNL/T. Rowe Price Value Fund		All
JNL/UBS Large Cap Select Growth Fund	Name changed from JNL/Select Large Cap Growth Fund effective 12/3/2007. Name changed from JNL/Capital Guardian U.S. Growth Equity Fund effective 4/30/2012	All
JNL/WMC Balanced	Name changed from JNL/Select Balanced effective 5/2/2011	All
JNL/WMC Money Market	Name changed from JNL/Select Money Market effective 5/2/2011	All
JNL/WMC Value	Name changed from JNL/Select Value effective 5/2/2011	All
JNL General Account		

Fund Name	Comment	Product Availability
Guaranteed Five Year Fixed		All but Perspective A Series and Advisors II
Guaranteed One Year Fixed		All but Advisors II
Guaranteed Seven Year Fixed		All but Perspective A Series and Advisors II
Guaranteed Three Year Fixed		All but Perspective A Series and Advisors II
12 Month DCA		All
6 Month DCA		All